

REIGN

SAPPHIRE CORPORATION

INVESTOR DECK

September 2017

Forward Looking Statement

The purpose of this presentation is to provide an update on the business of Reign Sapphire Corporation, a Delaware corporation ("RSC", "Reign" or "RGNP"). These slides have been prepared as a presentation aid only and the information they contain may require further explanation and/or clarification. Accordingly, these slides and the information they contain should be read in conjunction with past and future announcements by Reign and should not be relied upon as an independent source of information. Please contact Reign for further information.

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Reign. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this presentation. Although Reign's management believes these expectations, estimates, or projections to be reasonable as of the date of this presentation, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. These statements, which express Reign management's current views concerning future events or results, are subject to inherent risks and uncertainties. Important factors that could cause Reign's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section in the Reign registration statement on Form S-1 on file with the Securities and Exchange Commission at www.sec.gov. Reign disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law and you are urged to view all forward-looking statements contained in this presentation with caution.

Certain of the information in this presentation have been derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information.

This presentation should not be relied on as a recommendation or forecast by Reign. Nothing in this presentation should be construed as either an offer to sell or a solicitation of an offer to buy or sell shares of Reign in any jurisdiction.

Reign Sapphire Corporation

Ticker	RGNP
Founded	December 2014
Headquarters:	Los Angeles, California
Employees:	10
Legal Counsel	Bart & Associates
Auditor	Hall & Company
Share Outstanding	49,171,310
Float	4,085,000

3 distinct, niche, direct-to-consumer jewelry brands sharing central marketing and operational infrastructure

Reign Sapphires, Coordinates Collection & LeBloc Jewelry

Custom Branded Jewelry

- Sustainably sourced
- Made in USA
- Personalized & made to order

Lean Operating Model

- Sales & Marketing Organization
- Just-in-time inventory strategy
- Scalable manufacturing capacity
- Tech & Data Driven

REIGN


34.0195°N 118.4912°W
CARIBBEAN SEA

The Reign Mission

Ethical and sustainable jewelry marketed through sophisticated digital initiatives direct to consumer

REIGN

Reign Brands

REIGN

SAPPHIRES

Conflict free Australian Sapphires Jewelry

Aspirational luxury with clean, timeless, classic styles

COORDINATES°

COLLECTION

Life's biggest moments fixed in time

Engraved location coordinates

LE BLOC

Say it in Bloc

Bracelets, necklaces, rings featuring your favorite letters and words

Lean Operating Model

Reign's sales model builds and ships finished goods quickly

Direct to consumer

Low inventory
Made to order

Reign's sourcing model keeps expenses linked to order flow

Just in Time Delivery

Raw material expenses based only on current order volume
No long duration commodity risk

Production is variable based on demand

Flexible production scheduling

Capacity scalable 250% without increasing overhead



REIGN

Ethical Sourcing

Reign's customers value products that they can wear proudly from a company that shares their beliefs in human dignity and environmental stewardship

Member, American Gem Trading Association committed to fair trade and processing of gemstones

Supplier audits, inspections, spot checks

Processing in the USA and Asia



US Jewelry Market


9.8B Online
50B Retail


Gemstones
2%
98
%
Colored
Diamonds

Source: IBIS World December 2015

REIGN

Reign Personalized Jewelry

Understated elegance that connects consumers to people places and events with meaning in their lives

Wearable everyday

Quality craftsmanship & timeless designs



Reign Personalized Jewelry



Made to Order



Personalized engraving
as a design feature



Custom assembly of
unique blocks and pieces

REIGN

Popular Designs










34.0540° N 118.2500° W





REIGN

Marketing Programs

Affiliate

Commission based sales

Influencer

Celebrity promotion & gifting

Email

Personalized campaigns & promotions

Digital Advertising

Keyword purchases, sponsored ads

Events and PR

Publicity & media outreach



REIGN

Successful Marketing with Affiliates

$45
Customer Acquisition Cost

4.7X
Return on Customer Acquisition Cost

$212
Average Order Value

110%
ROI

Source: Q2 Pepperjam affiliate marketing report

Successful Marketing with Influencers

$36
Customer Acquisition Cost

4.2X
Return on Customer Acquisition Cost

$153
Average Order Value

114%
ROI

Source: Two Week Influencer Campaign June 16th – 29th 2017

Influencers in Action



daniellagrace
Napa, California
Follow

daniellagrace No matter where I go, I always keep a piece of Barcelona, Tahoe & Maui with me.. Where's your favorite place? #mycoordinates @coordinatescollection
~~~~~~
use code: DANIELLAGRACE15 to get 15% off your custom bracelet

Load more comments

jamieallen Those bracelets are soo pretty!

cherryvanillapeppermint flying in from Kauai now, and I live in Tahoe! I feel ya babe, only left place to venture to is Barcelona

3ric4usa How long are you in Napa for?

carolinedeisler wow looks amazing babe!! Enjoyy

3,102 likes

MAY 3

REIGN
~~~~~~

Successful E-mail Marketing

$27
Customer Acquisition Cost

9.9X
Return on Customer Acquisition Cost

$264
Average Order Value

173%
ROI

Source: Company Customer Data January 10th - July 31st 2017

Sample E-mail Campaign



Legend Bracelet BOGO!
COORDINATES°
COLLECTION
bracelets · necklaces · rings · more
One for You, One for Mom
48 HOURS ONLY!
A LEGEND BRACELET
BOGO
40.9789° N 74.1171° W
40.9789° N 74.1171° W
Design two signature Legend bracelets and get the 2nd on us with code:
ONEFORMOM
SHOP NOW »

REIGN

Media Coverage

THE HUFFINGTON POST

"The beloved blue stones, and colored gems in general, are in the midst of a resurgence, especially as engagement ring options"

WWD

"Ethically sourced in Australia and made in L.A., Reign Sapphires targets Millennials with unconventional designs featuring blue gemstones"

CNN

"Think of the Coordinates Collection bracelet as a modern day answer to the locket"

VOGUE

"5 Pretty Pieces of Jewelry You Need to Snag by 30"

REIGN

Instagram Followers

15.6K	77.2K	5.2K
@REIGNSAPPHIRES	@COORDINATES COLLECTION	@LEBLOCJEWELRY

Facebook Followers

20.1K	**26.5K**
@REIGNSAPPHIRES	@COORDINATES COLLECTION

Virtual Retail Platform

Low Footprint Retail App + Virtual Point of Sale

The future of retail located in high traffic locations

Display case of samples

iPad

Drop ship right to customers

No inventory, no high cost square footage, part time salespersons


COORDINATES
NEXT
CHOOSE YOUR MATERIAL

REIGN

History – Just Getting Traction


European Launch
Reseller POS Launch
Raised $245,000
Trading Begins
Raised $725,000
S-1 Effective
Founded
S-1 Filed
December 2014
May 2015
October 2015
December 2015
August 2016
November 2016
March 2017
July 2017

Data Driven

Key Performance Indicators

Financial Metrics – Revenue, Margin
Order Volume
Products Sold
Average Order Value
Site Visits
Traffic Source
Conversion Rate
New vs. Repeat Customers

Monthly Traffic Sources



$203,979
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Aug 2016
Oct 2016
Jan 2017
Apr 2017
organic search
unknown
(not set)
direct
cpc - google
email
referral
instagram
facebook paid
display

Source: Glew.io Revenue Analytics – August 1, 2016 – August 14, 2017

REIGN


coordinates

Summary

Reign's products are of certified origin, manufactured under guaranteed ethical and sustainable processes

True multi-channel sales funnel

Strong social media presence

Digital marketing initiatives showing positive ROI

Motivated management with large ownership position

REIGN